Exhibit 99.1

Statement

Ivanhoe Energy confirms its intention to fully participate

in new services contract for development of Block 20 project in Ecuador

Calgary, Canada — (August 27, 2014) Ivanhoe Energy Inc. (TSX: IE; NASDAQ: IVAN) today provided clarification regarding certain statements contained in a news article published by El Comercio in Ecuador earlier this week, and subsequently by the Wall Street Journal, regarding Ivanhoe’s Specific Services Contract on Block 20, which contains the Pungarayacu oil field.

As the company has previously stated, Ivanhoe Energy fully intends to be part of a consortium that will develop Block 20.

Additionally, Ivanhoe and the Ecuadorian Government have agreed to a process to mutually terminate the Specific Services Contract under which Ivanhoe has been operating since 2008 as a step towards entering into a new Service Contract with a consortium consisting of Ivanhoe and one of the world’s largest national oil companies (NOC), which has experience working in Ecuador.

The NOC recently advised Ivanhoe that some of its international projects, including the Block 20 project, are currently under review. Ivanhoe is waiting for the NOC to complete its review before moving forward to finalize the joint-venture agreement. Ivanhoe anticipates that this review will continue until the end of the third quarter of 2014.

Ivanhoe Energy is an independent international heavy oil exploration and development company focused on pursuing long-term growth in its reserves and production using advanced technologies, including its proprietary heavy oil upgrading process (HTL®). Core operations are in Canada, United States, and Ecuador, with business development opportunities worldwide. Ivanhoe Energy trades on the Toronto Stock Exchange with the ticker symbol IE and on the NASDAQ Capital Market with the ticker symbol IVAN. For more information about Ivanhoe Energy Inc. please visit www.ivanhoeenergy.com.

For further information contact:

Greg Phaneuf (403) 261 1700

Bill Trenaman (604) 331 9834

FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to the potential for commercialization and future application of the heavy oil upgrading technology and other technologies, statements relating to the continued advancement of Ivanhoe Energy's projects, statements relating to the timing and amount of proceeds of agreed upon and contemplated disposition transactions, statements relating to anticipated capital expenditures, statements relating to the timing and success of regulatory review applications, and other statements which are not historical facts. When used in this document, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions relating to matters that are not historical facts are forward-looking statements. Although Ivanhoe Energy believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company's projects will experience technological and mechanical problems, new product development will not proceed as planned, the HTL® technology to upgrade bitumen and heavy oil may not be commercially viable, geological conditions in reservoirs may not result in commercial levels of oil and gas production, the availability of drilling rigs and other support services, uncertainties about the estimates of reserves, the risk associated with doing business in foreign countries, environmental risks, changes in product prices, our ability to raise capital as and when required, our ability to complete agreed upon and planned asset dispositions, competition and other risks disclosed in Ivanhoe Energy's 2013 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on EDGAR and the Canadian Securities Commissions on SEDAR.